Flight Equipment Held for Operating Leases (Schedule Of Contracted Future Minimum Rental Payments Due Under Non-Cancellable Operating Leases) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Contracted future minimum rentals due under operating leases
2014	$ 344,216
2015	277,152
2016	198,864
2017	164,308
2018	107,460
Thereafter	222,669
Future minimum rental payments under operating leases	$ 1,314,669